Long-Term Financial Debt	12 Months Ended
Dec. 31, 2023
Disclosure of financial liabilities [abstract]
LONG-TERM FINANCIAL DEBT
15.
LONG-TERM FINANCIAL DEBT

As of December 31, 2022, Legacy Oculis had 12,712,863 preferred shares for a nominal amount of CHF 1.4 million. These shares were divided into 1,623,793 registered "A Series" shares of CHF 0.10 each, 5,191,512 registered "B Series" of CHF 0.10 each, 5,699,813 registered "C1a Series" shares (denominated in USD) of CHF 0.10 each and 197,745 registered "C1b Series" shares (denominated in USD) of CHF 0.50 each.

All preferred shares had a liquidation preference corresponding to their respective initial purchase price. Furthermore, the "B Series" and "C Series" shares included a preferred dividend payment of 6.0% (as a compounded interest) and the corresponding deemed interest expense of CHF 1.3 million was accrued for the period from January 1 to March 2, 2023. The cumulative interest expense accrued up to December 31, 2022 amounted to CHF 17.0 million. The nominal amounts (for "A, B and C Series") and the accrued preferred dividend resulted in a long-term debt of CHF 124.8 million as of March 2, 2023.

On March 2, 2023, at closing of the Business Combination, all preferred shares of Legacy Oculis were converted into ordinary shares of Oculis at the effective exchange ratios determined in accordance with the BCA and giving effect to the accumulated preferred dividends (refer to Note 5). The movement of the long-term financial debt is shown below:

in CHF thousands
	Series A shares	Series B shares	Series C shares	Total
Balance as of December 31, 2021	8,179	48,569	56,754	113,502
Issuance of shares	-	-	2,030	2,030
Transaction costs	-	-	(54)	(54)
Interest	-	2,797	3,546	6,343
FX revaluation	-	-	628	628
Balance as of December 31, 2022	8,179	51,366	62,904	122,449
Interest	-	519	747	1,266
FX revaluation	-	-	1,087	1,087
Conversion of Legacy Oculis preferred shares into Oculis ordinary shares	(8,179)	(51,885)	(64,738)	(124,802)
Balance as of December 31, 2023	-	-	-	-